SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 12, 2005

Imergent, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-27941	87-0591719
(Commission File Number)	(IRS Employer Identification No.)

754 East Technology Avenue Orem, Utah	84097
(Address of Principal Executive Offices)	(Zip Code)

(801) 227-0004

(Registrant’s Telephone Number, Including Zip Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01                Changes in Registrant’s Certifying Accountant

(a) Dismissal of Independent Registered Public Accounting Firm.

On October 7, 2005,  the Audit Committee of Imergent, Inc. (the “Company”) dismissed Grant Thornton LLP   (“G-T”) as the independent registered public accounting firm for the Company.

G-T’s reports at the time the financial statements of the Company were originally issued for the two most recent fiscal years ended June 30, 2004 and June 30, 2003 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

At the time of the Company’s two most recent fiscal years ended June 30, 2004 and June 30, 2003 and through the date of this Current Report on Form 8-K, there were no disagreements with G-T on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of G-T, would have caused G-T to make reference to the subject matter of the disagreement(s) in G-T reports. (As announced earlier, due to the correction of historical revenue recognition policy the opinions are no longer to be relied on).

The Company has disclosed the necessary “reportable events,” as defined in Item 304(a) (1) (v) of Regulation S-K, as detailed below.

On August 19, 2005, the Company announced it will correct its historical revenue recognition policy for fiscal years 2002, 2003, 2004 and the first three quarters of fiscal 2005 in order to comply with U.S. generally accepted accounting principles (GAAP).

On, September 13, 2005, the Company filed a Notification of Late Filing on Form 12b-25 stating that its Form 10-K for its fiscal year ended June 30, 2005 could not be filed timely, because of management’s continuing review of the appropriate interpretation and application of generally accepted accounting principles related to revenue recognition.

On September 29, 2005, the Company announced it had hired a third-party consultant, AlixPartners, to assist in determining the appropriate interpretation and application of GAAP related to revenue recognition   and announced estimated ranges of its unaudited, restated financial results for fiscal years 2002, 2003, 2004 and 2005.

The Company has provided a copy of this Current Report on Form 8-K to G-T and requested a letter from G-T stating whether or not G-T agrees with, or has a basis on which to agree or disagree with the disclosure made in this Item 4.01(a).

(b) Engagement of New Independent Registered Public Accounting Firm.

Effective October 7, 2005, the Company’s Audit Committee, appointed Tanner LC (“Tanner”) as the Company’s independent registered public accounting firm. Tanner was not consulted by the Company on any matter described in Item 304(a) (2) of Regulation S-K prior to its appointment.

Item 9.01               Financial Statements and Exhibits

(c)                                  Exhibits

The following exhibit is furnished with this Current Report on Form 8-K:

Exhibit Number	Description

16.1	Letter from Grant Thornton received October 11, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMERGENT, INC.

Date:	October 12, 2005	By:	/s/ Robert Lewis
Robert Lewis, Chief Financial Officer